UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2011

VICOR TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51475	20-2903491
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2300 Corporate Blvd., N.W., Suite 123 Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 995-7313

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On July 14, 2011 Vicor Technologies, Inc. (the “Company”, “Vicor”) entered into a Securities Purchase Agreement (“SPA”) with Centaurian Fund (“Centaurian”) pursuant to which the Company may, from time to time, issue and sell to Centaurian up to $10,000,000 of Vicor common stock over a 3-year period. The SPA provides that Vicor may from time to time deliver a drawdown notice to Centaurian, and Centaurian is obligated to purchase the dollar amount of common stock set forth in the notice. The maximum amount of each drawdown shall be the lesser of $250,000 or 300% of the average daily trading volume of Vicor common stock for the 10 days prior to the date of the request multiplied by the volume-weighted average stock price of Vicor common stock for the 3 days prior to our request. The Company is under no obligation to issue any shares to Centaurian or to request a drawdown during any period.

As additional consideration for Centaurian entering into the SPA, the Company issued to Centaurian, upon execution of the SPA, 140,000 shares of Vicor common stock.

The Company also entered into a Registration Rights Agreement (“RRA”) with Centaurian. Under the RRA, the Company agreed to file a registration statement related to the transaction with the U.S. Securities & Exchange Commission (“SEC”) covering the shares that have been issued or may be issued to Centaurian under the SPA. After the SEC has declared effective the registration statement related to the transaction, we have the right over a 3-year period to sell our shares of common stock to Centaurian as provided for by the SPA up to the aggregate amount of $10,000,000.

The foregoing description of the SPA and RRA are qualified in their entirety by reference to the full text of the SPA and the RRA, a copy of each of which is attached hereto as Exhibit 10.20 and 10.21, respectively, and each of which is incorporated herein in its entirety by reference.

On July 22, 2011, the Company filed a Registration Statement on Form S-1 covering the sale of up to 15,140,000 shares of its common stock by Centaurian. The SPA will be able to be utilized by the Company upon the effectiveness of this Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
10.20	Securities Purchase Agreement dated as of July 14, 2011 between Vicor Technologies, Inc. and Centaurian Fund.
10.21	Registration Rights Agreement dated as of July 14, 2011 between Vicor Technologies, Inc. and Centaurian Fund.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICOR TECHNOLOGIES, INC.

Date: July 26, 2011	By:	/s/ David H. Fater
David H. Fater
President and Chief Executive Officer